MAXIM SERIES FUND, INC.

Supplement dated December 7, 2005 to

Prospectus dated May 1, 2005

Maxim Growth Index Portfolio

Maxim Value Index Portfolio

Effective December 16, 2005, the S&P/BARRA Growth Index and the S&P/BARRA Value Index will be discontinued by Standard & Poor’s. The new benchmark indexes designated for the Maxim Growth Index and Maxim Value Index Portfolios are as follows:

Portfolio	Benchmark Index
Maxim Growth Index Portfolio	S&P 500/Citigroup Growth Index
Maxim Value Index Portfolio	S&P 500/Citigroup Value Index

As a result, the following changes are made to the prospectus:

Under the heading, Maxim Equity Index Portfolios, delete references to the S&P/Barra Growth Index and the S&P/Barra Value Index and replace with the following:

Portfolio	Benchmark Index
Maxim Growth Index Portfolio	S&P 500/Citigroup Growth Index
Maxim Value Index Portfolio	S&P 500/Citigroup Value Index

S&P and Citigroup are not sponsors of, or in any other way endorsed, sold, promoted by or affiliated with, the Equity Index Portfolios, including the Maxim Growth Index and Maxim Value Index Portfolios, Maxim Series Fund, MCM or BNY Investment Advisors.

Under the heading, Maxim Equity Index Portfolios – Portfolio Performance Data, please delete the average annual total return data for the Maxim Value Index and Maxim Growth Index Portfolios and replace with the following:

The average annual total return for one year, five years and ten years for the period ended December 31, 2004:

	One Year	Five Years	Ten Years
Maxim Value Index Portfolio	15.03%	1.71%	11.88%
S&P 500/BARRA Value Index	15.71%	2.48%	12.24%
S&P 500/Citigroup Value Index			N/A

The S&P 500/Citigroup Value Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Value scores, which are derived from a simple average of four risk factors used to determine Value: Book Value-to-Price, Cash Flow-to-Price, Sales-to-Price and Dividend Yield.

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

	One Year	Five Years	Ten Years
Maxim Growth Index Portfolio	5.96%	-7.49%	9.69%
S&P 500/BARRA Growth Index	6.13%	-7.07%	11.44%
S&P 500/Citigroup Growth Index			N/A

The S&P 500/Citigroup Growth Index is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Growth scores, which are derived from a simple average of three risk factors used to determine Growth: 5-year Earnings per Share Growth Rate, 5-year Sales per Share Growth Rate, and 5-year Internal Growth Rate

Under the heading, More Information About the Portfolios – Index Portfolios, delete reference to the S&P/BARRA Growth Index and the S&P/BARRA Value Index and replace with the following:

The S&P 500/Citigroup Growth Index (the “Growth Index”) is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Growth scores, which are derived from a simple average of three risk factors used to determine Growth: 5-year Earnings per Share Growth Rate, 5-year Sales per Share Growth Rate, and 5-year Internal Growth Rate.

The S&P 500/Citigroup Value Index (the “Value Index”) is an unmanaged index that is comprised of the stocks representing approximately half of the total market value of the S&P 500 with high Value scores, which are derived from a simple average of four risk factors used to determine Value: Book Value-to-Price, Cash Flow-to-Price, Sales-to-Price and Dividend Yield.

**”Standard & Poor’s®”, “S&P®”, “S&P 500/Citigroup Growth Index” and “S&P 500/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in The Product.

Please keep this Supplement for future reference.